                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 28, 2007
                                                -----------------------------

                    Morgan Stanley Capital I Trust 2007-HQ11
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                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
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            (Exact name of the depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.,
                     LaSalle Bank National Association, and
                      Principal Commercial Funding II, LLC
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             (Exact name of sponsors as specified in their charters)

        Delaware                   333-130684               Applied for, but
                                                            not yet received
                                                            from the I.R.S.
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(State or other jurisdiction      (Commission File Number    (IRS Employer
of incorporation of depositor)    of issuing entity)         Identification
                                                            No. of depositor)

    1585 Broadway, 2nd Floor        New York, New York                  10036
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(Address of principal executive offices of depositor)  (Zip Code of depositor)

Depositor's telephone number, including area code      (212) 761 - 4000
                                                -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On February 28, 2007, Morgan Stanley Capital I Inc. (the "Depositor")
caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of
February 1, 2007 (the "Pooling and Servicing Agreement"), among the Depositor,
Capmark Finance Inc., as master servicer, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, National Association, as trustee and custodian and
LaSalle Bank National Association, as paying agent, certificate registrar and authenticating agent of Morgan Stanley Capital I Trust 2007-HQ11, Commercial
Mortgage Pass-Through Certificates, Series 2007-HQ11 (the "Certificates"). The
Class A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB, Class
A-4, Class A-4FL, Class A-M, Class A-MFL, Class A-J, Class B, Class C, Class D,
Class E and Class F Certificates, having an aggregate initial principal amount of $2,236,323,000, were sold to Morgan Stanley & Co. Incorporated, LaSalle
Financial Services, Inc., Deutsche Bank Securities Inc. and Merrill Lynch,
Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of February 1, 2007, by and among the
Company and the Underwriters.

      On February 28, 2007, the Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O, Class P, Class Q, Class S, Class T and Class X
Certificates (collectively, the "Privately Purchased Certificates") were sold to
Morgan Stanley & Co. Incorporated (the "Initial Purchaser"), pursuant to a
Certificate Purchase Agreement, dated as of February 15, 2007, by and between the Depositor and the Initial Purchaser. On February 28, 2007, the Class R-I,
Class R-II and Class R-III (collectively, the "Privately Placed Certificates"
and together with the Purchased Certificates, the "Private Certificates") were sold to Morgan Stanley & Co. Incorporated. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private
Certificates were applied to the purchase of the mortgage loans by the Depositor from Morgan Stanley Mortgage Capital Inc.

      In connection with the issuance and sale to the Underwriters of the
Certificates, a legal opinion was rendered related to the validity of the
Certificates, and a separate legal opinion was rendered related to certain federal income tax considerations relating to the Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5   Legality Opinion of Latham & Watkins LLP, dated as of
            February 28, 2007.

Exhibit 8   Tax Opinion of Latham & Watkins LLP, dated as of
            February 28, 2007.

Exhibit 23  Consent of Latham & Watkins LLP (included as part of
            Exhibit 5).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2007                       MORGAN STANLEY CAPITAL I INC.

                                              By: /s/ Anthony J. Sfarra
                                              -------------------------------

                                              Name:  Anthony J. Sfarra
                                              Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.               Description                           Electronic(E)
-----------               -----------                           -------------

5                         Legality Opinion of                         (E)
                          Latham & Watkins LLP, dated
                          as of February 28, 2007.

8.1                       Tax Opinion of Latham                       (E)
                          & Watkins LLP, dated as of
                          February 28, 2007.

23.1                      Consent of Latham                           (E)
                          & Watkins LLP(included as
                          part of Exhibit 5).